                                                                      Exhibit 24


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Carolyn H. Baldwin
                                         -------------------------------------
                                         Carolyn H. Baldwin

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ David C. Cox
                                         -------------------------------------
                                         David C. Cox

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ John H. Flittie
                                         -------------------------------------
                                         John H. Flittie

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Luella G. Goldberg
                                         -------------------------------------
                                         Luella G. Goldberg

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ William A. Hodder
                                         -------------------------------------
                                         William A. Hodder

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ James J. Howard
                                         -------------------------------------
                                         James J. Howard

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Randy C. James
                                         -------------------------------------
                                         Randy C. James

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Richard L. Knowlton
                                         -------------------------------------
                                         Richard L. Knowlton

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ David A. Koch
                                         -------------------------------------
                                         David A. Koch

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Richard M. Kovacevich
                                         -------------------------------------
                                         Richard M. Kovacevich

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ James J. Renier
                                         -------------------------------------
                                         James J. Renier

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ John G. Turner
                                         -------------------------------------
                                         John G. Turner

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ James R. Miller
                                         -------------------------------------
                                         James R. Miller

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Chris D. Schreier
                                         -------------------------------------
                                         Chris D. Schreier

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Richard R. Crowl
                                         -------------------------------------
                                         Richard R. Crowl

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or ReliaStar Financing III, IV or V, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 1999.



                                         /s/ Glen D. Nelson
                                         -------------------------------------
                                         Glen D. Nelson

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned officer of ReliaStar Financial Corp., a Delaware corporation and trustee of ReliaStar Financing III, IV and V, does hereby make, constitute and appoint John G. Turner, John H. Flittie, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as officer of said Company or trustee of said Trusts to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company and/or Trusts with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities, shares of Preferred Stock, Depositary Shares, Warrants, shares of Common Stock, Preferred Securities or other securities proposed to be issued or sold by said Company and/or Trusts, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of February, 1999.



                                         /s/ Wayne R. Huneke
                                         -------------------------------------
                                         Wayne R. Huneke